OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Supplement dated January 2, 2013 to the Prospectus and Statement of Additional Information dated September 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Multi Strategies Fund (the “Fund”), each dated September 28, 2012, and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus or SAI.

The Prospectus is revised as follows:

1.	The following is added immediately after the section “Commodity-Linked Notes – Risks of Commodity-Linked Investments”, on page 14:

Commodities Regulatory Risk. The Commodity Futures Trading Commission (the “CFTC”) recently adopted certain regulatory changes that will subject the Manager to certain CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional registration and regulatory requirements could be expected to increase the Fund’s expenses. Consistent with the Fund’s principal investment strategy, the Manager intends to maintain the flexibility to utilize certain derivatives beyond the trading limitations provided under the new CFTC rules, and the Fund will likely not qualify for a regulatory exemption.

2.	The following is added to the section “Minimum Account Balance” on page 15:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The SAI of the Fund is revised as follows:

1.	The following is added to the section “Risks of Hedging with Options and Futures,” beginning on page 18:

Limitations on Options Transactions Imposed by Options Exchanges. Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

2.	The section of the SAI titled “Regulatory Aspects of Derivatives and Hedging Instruments”, on page 21, is replaced in its entirety with the following:

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Manager must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund, and, upon the finalization of additional CFTC rules, be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Consistent with Fund’s principal investment strategy, the Manager intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, the Fund does not qualify for the 4.5 exemption under CFTC rules. Therefore, the Manager (as a registered CPO), will be required to comply with the CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund upon the finalization of additional CFTC rules.

3.	The following is added to the section “Class I Share Availability” beginning on page:

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

January 2, 2013	PS0853.003